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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 31, 1998


                             UNIHOLDING CORPORATION
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


                           Delaware 0-09833 58-1443790
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                  (State or other jurisdiction (Commission (IRS
                     Employer of incorporation) File Number)
                               Identification No.)



                   96 Spring Street, New York, New York 10012
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (212) 219-9496











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Item 5.  Other Events

     On or about March 31, 1998, UniHolding Corporation ("UniHolding") mailed to its shareholders an Information Statement describing the previously announced spin-off of Global Unilabs Clinical Trials Limited, a British Virgin Islands corporation ("GUCT") which owns the clinical trials business theretofore owned by UniHolding. The aforementioned Information Statement is attached as an Exhibit to this Report and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

          (c) Exhibits.


         (20) Information Statement mailed by UniHolding Corporation on or about March 31, 1998.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              UNIHOLDING CORPORATION
                                     ------------------------------------------
                                                   (Registrant)

                                   By:            /s/BRUNO ADAM
                                      -----------------------------------------
                                       Bruno Adam, Chief Financial Officer




Date: March 31, 1998